CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                  EXHIBIT 10.107


                        COMBINATORIAL CHEMISTRY AGREEMENT


      THIS COMBINATORIAL CHEMISTRY AGREEMENT (this "Agreement") is made and entered into effective as of June 30, 1999 (the "Effective Date"), by and between AXYS ADVANCED TECHNOLOGIES, INC., a Delaware corporation having a place of business at 180 Kimball Way, South San Francisco, CA 94080 ("Axys"), a wholly-owned subsidiary of Axys Pharmaceuticals, Inc., a Delaware corporation having a place of business at 180 Kimball Way, South San Francisco, CA 94080, and DAIICHI PHARMACEUTICAL CO., LTD., a corporation organized and existing under the laws of Japan, having a place of business at 14-10 Nihonbashi 3-chome, Chuo-ku, Tokyo 103-8234, Japan ("Daiichi"). Axys and Daiichi may be referred to herein individually as a "Party" or, collectively, as the "Parties."

                                    RECITALS

      A. Axys has developed and owns certain capabilities, technology, and intellectual property relating to combinatorial chemistry and the synthesis of diverse chemistry libraries using combinatorial techniques.

      B. Daiichi desires to purchase from Axys physical samples of [ * ] custom-designed compounds synthesized by Axys, and learn how to practice such technology and to obtain from Axys certain non-exclusive licenses to use such technology and intellectual property for Daiichi's internal drug discovery, development and commercialization programs.

      C. Axys is willing, pursuant to the following terms and conditions, to synthesize and sell to Daiichi such compound libraries, and to train Daiichi's employees and grant such licenses.

      NOW, THEREFORE, the Parties agree as follows:

1.    DEFINITIONS

      The following capitalized terms shall have the meanings ascribed to such terms in the following definitions when used in this Agreement.

      1.1 "AFFILIATE" means, with respect to a Party, any individual or entity that controls, is controlled by, or is under common control with, such Party. For this definition, the term "control" shall refer to (a) the ownership, directly or indirectly, of at least 50% of the voting securities or other ownership interest of an entity, or (b) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise.


                                                                              1.

      1.2 "AXYS KNOW-HOW" means Information that is Controlled by Axys during this Agreement and comprises general combinatorial chemistry techniques proprietary to Axys (other than Protocols) that are necessary to enable Daiichi to make compounds, and to conduct accelerated medicinal chemistry, based on the Custom Compounds, including without limitation, relevant computational methods, library development method, library production method, analytical method and instrumentation know-how, except for Information that was already known to Daiichi at the time of its disclosure to Daiichi by Axys.

      1.3 "AXYS PATENTS" means all patents and patent applications Controlled by Axys during this Agreement that claim inventions which constitute Axys Know-How or any part or aspect thereof.

      1.4 "AXYS RESTRICTED INFORMATION" means all Confidential Information of Axys, other than Axys Know-How, Axys Patents, Protocol Know-How and Protocol Patents, that is learned by the employees of Daiichi who work at Axys as permitted under Section 5.1 at any time they are at an Axys facility.

      1.5 "AXYS TECHNOLOGY" means the Axys Know-How, Axys Patents, Protocol Know-How, Protocol Patents and/or Software Programs, or any part or aspect thereof.

      1.6 "COMBINATORIAL CHEMISTRY LIBRARY" means the aggregate of all the physical samples of the Custom Compounds in the Libraries provided to Daiichi hereunder.

      1.7 "CONFIDENTIAL INFORMATION" means the Information of a Party that it considers proprietary and/or confidential, and that, if disclosed under this Agreement to the other Party in written, graphic or electronic form, is marked or otherwise designated as "confidential" or "proprietary" or the equivalent and, if disclosed orally, is characterized as "confidential" or "proprietary" by the disclosing Party at the time of such disclosure. "Confidential Information" of Axys shall include, without limitation, (a) those portions of the Software Programs along with associated documentation, if any, whether in source or object code form, along with any Information pertaining to the design of Software Programs, and (b) any Information, including but not limited to, design specifications, schematics, algorithms, API's, interfaces, procedures and code examples, relevant to any of the foregoing which may be provided by Axys to Daiichi hereunder. The disclosing Party shall make reasonable efforts to summarize in writing all oral disclosures of Confidential Information.

      1.8 "CONTROLLED" means, with respect to any material, item of Information or intellectual property right, that the applicable Party owns or has a license or right to such material, item of Information or intellectual property right, and has the ability to grant to the other Party access to and a right and license as provided for herein under such material, item of Information or intellectual property right without violating the terms of any agreement or other arrangements with or the rights of any third party.

      1.9 "CUSTOM COMPOUND" means any individual [ * ] chemical compound, a physical sample of which Axys synthesizes and provides to Daiichi under the terms of Article 2 of this Agreement.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              2.

      1.10 "DAIICHI MODIFICATIONS" means any modification or derivative work of the Software Programs developed by or for Daiichi in any form in accordance with
Section 3.3(b) based on or incorporating any Confidential Information of Axys.

      1.11 "GENERAL SCREENING" means use of any Library or any group of Custom Compounds or Program Compounds in assays to screen for activity against targets in the pursuit of the identification of lead compounds or structures in drug discovery and development programs, where the party conducting such screening is not expressly limited to [ * ].

      1.12 "INFORMATION" means information and data of any type and in any tangible or intangible form, including without limitation inventions, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data, analytical and quality control data, stability data, results of studies and patent and other legal information or descriptions.

      1.13 "LIBRARY" means a collection of approximately [ * ] different physical samples of Custom Compounds synthesized by Axys and provided to Daiichi as a single library, which Custom Compounds are related to each other by the specific synthetic techniques that Axys used to make such group of Custom Compounds.

      1.14 "PROGRAM COMPOUND" means any compound, including without limitation a Custom Compound, that is made by Daiichi or a permitted sublicensee of Daiichi by directly practicing or utilizing any of the Axys Know-How, Axys Patents, Protocols, Protocol Know-How and/or Protocol Patents licensed under this Agreement.

      1.15 "PROTOCOL" means, with respect to a particular Library, the detailed set of combinatorial chemistry synthetic methods and operating procedures designed to be used for synthesizing the set of compounds in such Library using combinatorial chemistry techniques, and Information relating to the Custom Compounds in such Library comprising the structure and well locations of each physical sample of Custom Compound in such Library, the physicochemical properties (distribution of MW and ClogP) of such Library and the results of the analysis on such Library performed by Axys according to the methods of analysis set forth in Exhibit A attached hereto, and the related analytical data.

      1.16 "PROTOCOL KNOW-HOW" means Information that is Controlled by Axys during this Agreement and comprises Protocols, which shall include any intellectual property of Axys relating to the Custom Compound in a Library.

      1.17 "PROTOCOL PATENTS" means all patents and patent applications Controlled by Axys during this Agreement that claim inventions which constitute Protocol Know-How or any part or aspect thereof.

      1.18 "SOFTWARE PROGRAMS" means the software programs provided to Daiichi by Axys pursuant to this Agreement related to [ * ] and defined in Exhibit C attached hereto and made a part hereof, [ * ], accompanying documentation and other material related to such software programs and provided by Axys hereunder, and including any part or aspect of any of the foregoing, and [ * ].


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              3.

      1.19 "TECHNOLOGY COMMITTEE" means the committee formed by the Parties under Article 4 of this Agreement.

      1.20 "UPDATES" means any improvements, extensions and other changes to the Software Programs that are [ * ] and are provided to Daiichi by Axys as set forth in Section 3.2.

2.    DEVELOPMENT AND TRANSFER OF LIBRARIES

      2.1 LIBRARIES SYNTHESIS. Commencing promptly after the Effective Date, Axys will use [ * ] to synthesize the physical samples of the Custom Compounds comprising the [ * ] Libraries to be provided to Daiichi under this Agreement. Axys will ensure that each Library will be composed of physical samples of an average of approximately [ * ] of the Custom Compounds.

      2.2 DELIVERY OF PHYSICAL SAMPLES OF CUSTOM COMPOUNDS. Axys shall synthesize and sell to Daiichi and Daiichi shall purchase, subject to the terms of this Agreement, quantities of physical samples of the Custom Compounds [ * ]. Axys shall use [ * ] to deliver the physical samples of the Custom Compounds to Daiichi according to the following schedule: physical samples of [ * ] Custom Compounds to be delivered by [ * ]; physical samples of [ * ] additional Custom Compounds to be delivered by [ * ]; physical samples of [ * ] additional Custom Compounds to be delivered [ * ]; and physical samples of the remaining Custom Compounds (to bring the total delivered physical samples of the Custom Compounds to [ * ]) to be delivered [ * ]. The physical samples of the Custom Compounds shall be delivered in accordance with Section 2.3 and either in [ * ] or in another [ * ]. Within [ * ] of the delivery of a Library to Daiichi, Axys shall provide Daiichi with the Protocol for such Library. Such Protocol shall be provided to Daiichi in written form, CD-ROM, microfilm or other appropriate medium and format as reasonably selected by Axys in consultation with Daiichi.

      2.3 DELIVERY AND RISK OF LOSS. Delivery of the physical samples of the Custom Compounds shall be [ * ]. The physical samples of the Custom Compounds shall be appropriately packaged by Axys, [ * ], for export shipment. Axys shall provide Daiichi, [ * ], with information concerning the structure and well locations of physical samples of the Custom Compounds to be delivered on a Library basis prior to such shipment. Axys shall also provide to the shipper, for compliance with exportation and importation laws and regulations, such information as reasonably requested by the shipper for such shipment. The physical samples of the Custom Compounds shall be [ * ]. Daiichi shall be responsible for obtaining all customs clearances required and for compliance with all exportation and importation laws and regulations.

      2.4 [ * ]. Within [ * ] of physical samples of the Custom Compounds, Daiichi may provide Axys with written notification that (a) [ * ], and (b)
[ * ].

      2.5 USE OF THE PHYSICAL SAMPLES OF THE CUSTOM COMPOUNDS BY DAIICHI. Subject to the terms of this Agreement, Daiichi shall have the right, under the Protocol Know-How and the Protocol Patent, to use the Combinatorial Chemistry Library and the physical samples of the Custom Compounds therein solely [ * ]. Except as expressly permitted in the foregoing or as permitted in Section 8.3, Daiichi covenants that it shall not transfer or disclose the Libraries or


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              4.

the physical samples of the Custom Compounds, or the structures thereof, or Protocols to any third party for any purpose. Daiichi may use the Information generated by the permitted uses of the Libraries and the physical samples of the Custom Compounds, for any purpose in conjunction with the permitted use of the physical samples of the Custom Compounds, subject to and in compliance with the limitations in this Agreement. Daiichi further covenants that it is only permitted to transfer or disclose the Libraries, the physical samples of the Custom Compounds or the structures thereof, or Protocols to any of its Affiliates subject to all relevant restrictions in this Agreement, including without limitation, the restrictions set forth in this Section 2.5. Daiichi hereby guarantees the compliance of each of its Affiliates with all such restrictions regarding the Libraries, the physical samples of the Custom Compounds or the structures thereof, or Protocols transferred or disclosed to such Affiliate.

      2.6 USE OF CUSTOM COMPOUNDS BY AXYS. Axys may sell or provide the Combinatorial Chemistry Library or Custom Compounds therein to other companies for their uses, including without limitation General Screening, provided that Axys may not provide the Combinatorial Chemistry Library and the Protocols to [
* ] for use in General Screening. Axys covenants that during the term of this Agreement, it shall not provide the Combinatorial Chemistry Library, a substantial portion thereof or the Protocols to [ * ] for use in General Screening. Without limiting the generality of Axys' retained rights, Axys and its Affiliates shall retain full rights to use the Combinatorial Chemistry Library, the Custom Compounds and their Protocols for all internal purposes, including without limitation General Screening, combinatorial chemistry and medicinal chemistry, and drug discovery, development and commercialization activities of Axys and its Affiliates, and to sell such Custom Compounds to third parties for any uses, subject only to the foregoing covenant. Further, it is understood that Axys and its Affiliates retain the right to use the Combinatorial Chemistry Library and the Custom Compounds in screening for activity in assays for specific targets covered by research, development or commercialization programs pursuant to collaborative research agreements with third parties, and to provide the Combinatorial Chemistry Library, specific Custom Compounds and the specifications for such Custom Compounds and related Protocols to third party corporate partners of Axys or its Affiliates for use by such partner in screening for activity in specific assays for targets, pursuant to a collaborative research agreement between such corporate partner and Axys (or its Affiliate, as applicable).

      2.7 OPTIONAL CHEMISTRY SERVICES. Axys agrees to provide Daiichi with [ * ]. If Daiichi is interested in pursuing such a project at Axys, Daiichi shall give Axys written notice of the desired project and details thereof, the Parties shall meet to negotiate in good faith the economic and other relevant terms of Axys conducting such a project, [ * ].

3.    TECHNOLOGY TRANSFER AND LICENSE

      3.1 TRANSFER OF COMBINATORIAL CHEMISTRY TECHNOLOGY. Axys shall transfer to Daiichi, on an orderly basis, the Axys Know-How, Protocol Know-How, copies of the Axys Patents or Protocol Patents [ * ], and copies of the Protocols. [ * ]. Within [ * ] after the Effective Date, Axys shall complete the transfer to Daiichi of the Axys Patents Controlled by Axys on the Effective Date and shall commence the transfer to Daiichi of the Axys Know-How. Such transfer will be managed and coordinated by the Technology Committee, as provided in Article 4 below, in accordance with Exhibit D. The schedule for such transfer will be reasonable


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              5.

and orderly, as established by the Technology Committee. In addition, Daiichi may provide, at its cost and expense, [ * ] Daiichi scientists to work at Axys at any one time during [ * ] to assist and direct the transfer to Daiichi of the Axys Know-How, Protocols, Protocol Know-How and Software Programs and the related technical training; provided that access or exposure to Axys Restricted Information by the Daiichi scientists shall be subject to the provisions of
Article 8. The total number of such Daiichi scientists that may work at Axys hereunder shall be [ * ]. Any such Daiichi scientists that work at Axys under the terms of this Section 3.1 shall be restricted from access to any Axys facilities or locations other than those necessary for completing the technology transfer and training as provided above. Further, Axys shall use reasonable efforts to limit and restrict such Daiichi scientists from access or exposure to any confidential information of Axys that is not Axys Know-How or Protocol Know-How.

      3.2 DELIVERY OF SOFTWARE PROGRAMS AND UPDATES. Commencing [ * ], Axys will deliver to Daiichi and install each of the Software Programs [ * ], according to the delivery schedule therefor established by the Technology Committee. The Software Programs shall be delivered in electronic format, or in such other suitable format as selected by Axys and reasonably acceptable to Daiichi. All Software Programs (including Updates) [ * ]. Axys may make Updates during the term of this Agreement [ * ]. [ * ]

      3.3   TECHNOLOGY AND SOFTWARE PROGRAMS LICENSE RIGHTS.

            (a) Subject to the terms of this Agreement, Axys hereby grants Daiichi a limited, non-exclusive, non-transferable, worldwide, perpetual (subject to termination under Article 10) license to use and practice the Axys Know-How, Protocol Know-How, Protocol Patents and Axys Patents solely for Daiichi to make and use Custom Compounds and Program Compounds for any purpose permitted under this Agreement, and subject to the limitations in Section 3.6 of this Agreement.

            (b) Subject to the terms of this Agreement, Axys hereby grants to Daiichi a limited, non-exclusive, non-transferable, world-wide, perpetual (subject to termination under Article 10) license, solely within Daiichi's organization and facilities: to use, [ * ] the Software Programs, and to [ * ], provided that all such uses of the Software Programs are solely for [ * ]. The foregoing license includes [ * ].

The foregoing license rights may not be sublicensed to a third party without the prior written consent of Axys, and any such permitted sublicense shall only be in conjunction with and in compliance with Daiichi's permitted use of Program Compounds as described in Section 3.5 and only to the extent needed to accomplish such permitted purposes. Daiichi covenants that it will not transfer or disclose any such Axys Know-How, Protocol Know-How, Protocol Patents, Axys Patents or Software Programs to any third party except as part of such permitted sublicenses and only subject to limitations consistent with the above restrictions and those in Sections 3.5 and 3.6. Daiichi further covenants that it will only transfer or disclose any such Axys Know-How, Protocol Know-How, Protocol Patents, Axys Patents or Software Programs to any of its Affiliates pursuant to agreements that subject such Affiliates to all relevant limitations in this Agreement, including without limitation, the restrictions regarding permitted use of Custom Compounds or Program Compounds as described in Sections 2.5, 3.2, 3.3, 3.4, 3.5 and 3.6. Daiichi hereby guarantees the compliance of each of its Affiliates with all such restrictions and


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              6.

limitations on the use of the Axys Know-How, Protocol Know-How, Protocol Patents, Axys Patents or Software Programs transferred or disclosed to such Affiliate.

      3.4 LIMITED COMMERCIAL LICENSES. Subject to the terms of this Agreement, Axys hereby grants Daiichi the limited, non-exclusive, worldwide, perpetual (subject to termination under Article 10) license, with the right to sublicense, under the Axys Know-How, Protocol Know-How, Protocol Patents and Axys Patents, solely for Daiichi to offer for sale, sell and manufacture (a) any products containing Custom Compounds or Program Compounds [ * ], or (b) any such Custom Compounds or Program Compounds in bulk material for use in manufacturing such products.

      3.5 RIGHT TO USE PROGRAM COMPOUNDS. Daiichi shall have the right to use the Program Compounds and the Protocols solely in [ * ]. Daiichi shall be permitted to transfer the Program Compounds only (a) [ * ], or (b) [ * ] and are subject to written confidentiality agreements at least as restrictive as the provisions of Article 8. Except as expressly permitted in the foregoing, Daiichi covenants that it and its Affiliates shall not transfer or disclose Program Compounds, or the structures thereof, or the Protocols to any third party for any purpose. Daiichi and its Affiliates may use the Protocols, and Information generated by the permitted use of the Program Compounds, for any purpose in conjunction with the permitted use of Program Compounds, subject to and in compliance with the limitations in this Agreement.

      3.6   LIMITATIONS.

            (a) Daiichi understands and agrees that Axys retains all its rights to use all technology, Information and intellectual property rights for its own purposes and to license or disclose such technology, Information and intellectual property rights to third parties without restriction, subject only to the right and the licenses granted to Daiichi in Sections 2.5, 3.3, 3.4 and
3.5 of this Agreement. Daiichi covenants that it and its Affiliates shall not use or practice the Axys Know-How, Protocol Know-How, Protocol Patents, Axys Patents, Software Programs, Libraries, Custom Compounds or Program Compounds for any use or purpose except as expressly permitted in Sections 2.5, 3.3, 3.4 and
3.5. Daiichi further covenants that Daiichi and its Affiliates will not [ * ], except as expressly permitted in Sections 2.5, 3.3, 3.4 and 3.5, but excluding from the foregoing limitation [ * ]. It is understood that the foregoing sentence shall not be interpreted to prevent Daiichi or its Affiliate or sublicensee from [ * ].

            (b) Daiichi may not: (i) distribute in any manner any of the Software Programs or any derivative work of any portion of the Software Programs, except as expressly permitted in this Agreement; (ii) publicly disclose, publicly perform or publicly display the Software Programs; (iii) use, copy, compile, adapt, translate the Software Programs except as expressly permitted in this Agreement; (iv) sell, lease, loan, trade, transfer (including over a network including the Internet), sublicense, market or publish the Software Programs except as expressly permitted in this Agreement; or (v) copy the documentation, except as expressly permitted in this Agreement. Daiichi acknowledges and agrees that [ * ] is highly confidential and warrants the imposition of appropriate security precautions above and beyond those implemented for its own proprietary or confidential information.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              7.

4.    TECHNOLOGY COMMITTEE

      Within thirty (30) days of the Effective Date, Axys and Daiichi will form a committee consisting of two (2) representatives of each Party (the "Technology Committee"). Each Party's representatives on the Technology Committee are listed on Exhibit E and may be [ * ] with the approval of the Technology Committee. The Technology Committee shall meet as needed at times as agreed upon [ * ] (on a quarterly basis in principle) (a) to discuss proposals for Libraries proposed by either Party, (b) to review the diversity of Custom Compounds to be made in each Library, (c) [ * ], (d) to discuss and establish the technology transfer to Daiichi contemplated under Section 3.1, including appropriate schedules and mechanisms therefor, (e) to establish and supervise the training of Daiichi employees with respect to use of the Axys Technology as provided in Article 3 and (f) to discuss and resolve any non-business aspects of the relationship of the Parties under this Agreement that require attention. The Technology Committee shall act by unanimous consent, and may meet by telephone, video-conference or in face-to-face meetings, as agreed upon by the members of the Technology Committee. A chairperson shall be appointed for each meeting of the Technology Committee by the members of the Technology Committee. Each Party may send non-voting representatives to attend Technology Committee meetings as observers.

5.    TECHNOLOGY TRAINING

      5.1 PROVISION OF TRAINING. Axys hereby agrees to provide specified Daiichi employees with training regarding the use of the Axys Technology as permitted under Sections 2.5, 3.3, 3.4 and 3.5 [ * ]. Such training shall be in accordance with the custom training program set forth in Exhibit D attached hereto, which exhibit may be modified as appropriate by the Technology Committee. Such training shall be provided at Axys' facilities, unless otherwise agreed by the Parties. All salary, benefits, costs and expenses of any Daiichi employees who participate in such training program shall be paid for by Daiichi. All Daiichi employees who attend Axys' facilities shall be subject to appropriate and reasonable limitations and restrictions to protect access to any Axys' proprietary or confidential information not related to this Agreement.

      5.2 TRAINING EFFORTS. Axys agrees to use [ * ], to provide the training set forth in Section 5.1.

6.    PAYMENTS

      6.1 PAYMENTS FOR PHYSICAL SAMPLES OF CUSTOM COMPOUNDS. Daiichi shall pay Axys a purchase price for each physical sample of Custom Compound delivered hereunder equal to [ * ] for each physical sample of Custom Compound delivered.

      6.2 PROTOCOL FEE. In consideration for Axys' grant of license rights to the Protocol Know-How and Protocol Patents under Article 3, Daiichi shall pay to Axys [ * ] for each Protocol delivered to Daiichi as the non-refundable Protocol fee for such Protocol.

      6.3   PAYMENT PROCEDURES. Payment of the purchase price set forth in
Section 6.1 for physical samples of Custom Compounds delivered shall be made within [ * ] of delivery of an invoice from Axys regarding such samples, which invoice shall be submitted promptly upon


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              8.

receipt of delivery of such samples under the terms of Section 2.2. Payment of the Protocol fee set forth in Section 6.2 shall be made within [ * ] of receipt of delivery of an invoice from Axys regarding such Protocol, which invoice shall be submitted promptly upon delivery of such Protocol by Axys under the terms of
Section 2.2. Daiichi shall be responsible for payment of all shipping and insurance costs and any sales, transfer, excise, export or other tax and of any customs tax or duties assessed on the sale or transfer of such samples under the terms of this Agreement, but excluding taxes based upon net income of Axys.

      6.4 LICENSE FEE. Daiichi shall pay to Axys the following amounts as the non-refundable license fee for the grant of license rights under the Axys Know-How, Axys Patents and Software Programs under Article 3 hereof:

            (a)   [ * ],

            (b)   [ * ], and

            (c)   [ * ].

It is expressly understood that Axys shall in no way require Daiichi any additional payment other than [ * ] for the grant of the license right by Axys to Daiichi under Article 3.

      6.5 BANK ACCOUNT. All payments payable by Daiichi to Axys under this Agreement shall be made by wire transfer remittance to the bank account designated by Axys.

      6.6 WITHHOLDING TAX. Any tax required to be withheld in Japan on any payment payable to Axys under Section 6.2 or 6.4 of this Agreement shall be withheld and promptly paid by Daiichi for and on behalf of Axys to the competent authorities. Daiichi shall procure official tax certificate(s) proving payment of the tax withheld and pass the original(s) on to Axys. In addition, Axys shall [ * ] under strict confidentiality, with [ * ] may require [ * ], and [ * ]. If, as a result of [ * ], then [ * ]. Daiichi shall procure official tax certificate(s) proving payment of the tax withheld and pass the original(s) on to Axys.

7.    INTELLECTUAL PROPERTY MATTERS

      7.1 OWNERSHIP. All intellectual property rights, including but not limited to all copyrights, patent rights, moral rights, and trade secrets, in and to the Protocols, Axys Know-How, Protocol Know-How, Protocol Patents, Axys Patents, and the Software Programs that are Controlled by Axys as of the Effective Date or during this Agreement shall remain exclusively with Axys, subject only to the license rights granted to Daiichi under Sections 2.5, 3.3,
3.4 and 3.5. The sale to Daiichi of the physical samples of Custom Compounds hereunder does not involve the sale or transfer of Axys intellectual property rights (if any) relating thereto, which Axys retains. Axys shall own the entire right, title and interest in and to any inventions and Information, and all intellectual property rights therein, developed solely by employees or agents of Axys or its Affiliates in the course of this Agreement. Daiichi shall own the entire right, title and interest in and to any inventions and Information, and all intellectual property rights therein, developed solely by employees or agents of Daiichi or its Affiliates in the course of this Agreement. The Parties shall own jointly the entire right, title and interest in and to any inventions and Information, and all intellectual property rights therein, developed jointly by


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              9.

employees or agents of Axys or its Affiliates and employees or agents of Daiichi or its Affiliates in the course of this Agreement.

      7.2 LIMITATION ON PATENT APPLICATIONS. The Parties agree that each Party and its Affiliates shall [ * ] filing or prosecuting any patent applications that [ * ]. Each Party and its Affiliates shall also [ * ] filing or prosecuting any patent application that [ * ]. In addition, it is understood and agreed that, notwithstanding the foregoing, if Daiichi or its Affiliate or Axys or its Affiliate or licensee [ * ].

      7.3   LIMITED CROSS-LICENSES.

            (a) Daiichi hereby grants to Axys a non-exclusive, world-wide, perpetual (subject to termination by Daiichi under Section 10.2), royalty-free license, with right to sublicense, under issued patents Controlled by Daiichi or its Affiliate that [ * ] solely for Axys and its Affiliates and sublicensees to make, have made, import, use, offer for sale and sell such Custom Compound as permitted in Section 2.6 of this Agreement, but excluding from the foregoing license (i) [ * ], and (ii) [ * ].

            (b) Axys hereby grants to Daiichi a non-exclusive, world-wide, perpetual (subject to termination by Axys under Section 10.2), royalty-free license, with right to sublicense, under issued patents Controlled by Axys or its Affiliate that [ * ] solely for Daiichi and its Affiliates and sublicensees to make, have made, import, use, offer for sale and sell such Custom Compound as permitted in Section 2.5 of this Agreement, but excluding from the foregoing license any [ * ].

      7.4 ENFORCEMENT OF PATENTS. If Daiichi becomes aware of any actions of a third party that it considers infringing upon any Axys Patent or Protocol Patent, it shall notify Axys and provide all evidence of such infringement that is reasonably available. Axys shall have the sole and exclusive right, at its own expense, to attempt to terminate such infringement by commercially appropriate steps, including suit. Any amounts recovered by Axys, whether by settlement or judgment, shall be retained by Axys.

      7.5 THIRD PARTY PATENT RIGHTS. If any warning letter or other notice of infringement is received by a Party, or action, suit or proceeding is brought against a Party alleging infringement of a patent right of any third party in the manufacture, use or sale of a Library, Custom Compound or Program Compound or use or practice of the Axys Know-How, Protocol Know-How, Protocol Patents or Axys Patents or Software Programs as permitted herein, the Parties shall promptly discuss and decide the best way to respond.

8.    CONFIDENTIALITY

      8.1 CONFIDENTIALITY OBLIGATIONS. Each Party agrees that, for the term of this Agreement and for [ * ] thereafter, such Party shall keep, and shall ensure that its officers, directors, employees and agents keep, completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except as expressly permitted hereunder any Confidential Information furnished to it by the other Party pursuant to this Agreement; except that the foregoing obligations shall not apply to any Information to the extent that it can be established by such receiving Party that such Information:


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             10.

            (a) was already known to the receiving Party or any of its Affiliates, other than pursuant to an obligation of confidentiality owed to the disclosing Party, at the time of disclosure;

            (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

            (c) became generally available to the public or otherwise part of the public domain after its disclosure other than through any act or omission of the receiving Party in breach of this Agreement;

            (d) was subsequently lawfully disclosed to the receiving Party or its Affiliates by a third party other than in contravention of a confidentiality obligation of such third party to the disclosing Party; or

            (e) was developed or discovered by employees of the receiving Party or its Affiliates who had no access to the Confidential Information of the disclosing Party.

Notwithstanding the foregoing, each Party may disclose the other's Confidential Information only to the extent such disclosure is necessary in prosecuting or defending litigation or complying with applicable governmental laws or regulations, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, it will, whenever reasonably possible, give advance notice to the latter Party of such disclosure requirement, will cooperate with the other Party in its efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise), and will use reasonable efforts to limit the extent of such disclosure and, if requested by the other Party because of an inability of such other Party to seek confidential treatment, to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

      8.2 PRESS RELEASES. Except to the extent required by law or as otherwise permitted in accordance with this Section 8.2 or Section 8.3, neither Party shall make any public announcements concerning this Agreement or the subject matter hereof without the prior written consent of the other, which shall not be unreasonably withheld. Notwithstanding the foregoing, the Parties agree that each Party may desire or be required to issue press releases relating to this Agreement or activities thereunder, and the Parties agree to consult with each reasonably and in good faith with respect to the text of such press releases prior to the issuance thereof, provided that a Party may not unreasonably withhold consent to such releases, and that either Party may issue such press releases as it determines are reasonably necessary to comply with laws or regulations or, based on advice of counsel, for appropriate market disclosure. The principles to be observed by Axys and Daiichi in public disclosures with respect to this Agreement shall be: accuracy, the requirements of confidentiality under this Article 8, and the normal business practice in the pharmaceutical and biotechnology industries for disclosures by companies comparable to Axys and Daiichi. Except as set forth in Section 8.3 hereof, in the event of a required or desired public announcement, such Party shall provide the other Party with a reasonable opportunity and the right to approve the content of such announcement prior to its being made, which approval shall not be delayed or unreasonably withheld. Each Party agrees


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             11.

that any filings it makes with the Securities and Exchange Commission describing the terms of this Agreement shall be consistent with the prior press releases and other public disclosures of such terms.

[ * ].

      8.3 PUBLICATIONS. Notwithstanding the terms of Section 8.2, either Party may publish Information that such Party discovered or developed in its research, development or commercialization activities derived from use of any Library, Custom Compound, Axys Know-How, Protocol, Protocol Know-How or Program Compound without the consent of or notice to the other Party, provided, however, that no such publication may contain the Confidential Information of the other Party, or may disclose the structure of a Program Compound or Information that reasonably may be interpreted to disclose the structure of a Custom Compound or Program Compound unless:

            (a) such structure is in the public domain at the time of such publication;

            (b) such structure was independently discovered by employees of the publishing Party who had no access to the Libraries, the Custom Compounds or the Program Compounds or any Confidential Information of the other Party; or

            (c)   the other Party has consented in writing to such disclosure;
or

            (d) such Party has filed, in compliance with the terms of this Agreement, a patent application covering such Custom Compound or Program Compound.

[ * ].

9.    INDEMNIFICATION

      9.1 INDEMNIFICATION BY DAIICHI. Daiichi shall indemnify, defend and hold Axys and its agents, employees, officers and directors (the "Axys Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of third party claims or suits related to (a) Daiichi's or its Affiliate's negligence, willful misconduct or breach of this Agreement; or (b) the manufacture or use of Custom Compounds, or the manufacture, use or sale, by Daiichi and its Affiliates, distributors and agents, of Program Compounds or products containing Program Compounds or compounds that are based upon or derived from a Custom Compound or Program Compound, except to the extent such claims or suits result from (i) negligence or willful misconduct of or breach of this Agreement by any of the Axys Indemnitees or (ii) the manufacture, use or sale to third parties by Axys, its Affiliates, third party licensees, distributors or agents (provided such party is not Daiichi or an Affiliate, sublicensee, distributor or agent of Daiichi) of compounds having the same structure as Custom Compounds made by Axys, its Affiliates, third party licensees, or agents or products containing such compounds or any compound based upon or derived therefrom. Upon the assertion of any such claim or suit, the Axys Indemnitees shall promptly notify Daiichi thereof, and Daiichi shall appoint counsel reasonably acceptable to the Axys Indemnitees to represent the Axys Indemnitees with respect to any claim or suit for which indemnification is sought, provided that Daiichi shall have sole control over the defense and settlement of such claim or suit. Axys may


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             12.

nevertheless retain co-counsel at its own expense. As a condition to obtaining indemnification hereunder, the Axys Indemnitees shall not settle or attempt to settle or defend or attempt to defend any such claim or suit without the prior written consent of Daiichi, unless they shall have first waived their rights to indemnification hereunder; provided that the foregoing shall in no way limit Axys' right to challenge or defend against a claim (whether by Daiichi or any third party) that the claim or suit that is the subject of a claim for indemnification by Axys hereunder results from negligence or willful misconduct of or breach of the Agreement by any of the Axys Indemnitees.

      9.2 INDEMNIFICATION BY AXYS. Axys shall indemnify, defend and hold Daiichi and its agents, employees, officers and directors (the "Daiichi Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorney's fees) arising out of third party claims or suits related to (a) Axys' negligence, willful misconduct or breach of this Agreement, or (b) the manufacture, use or sale to third parties by Axys, its Affiliates, third party licensees, distributors or agents (provided such party is not Daiichi or an Affiliate, distributor or agent of Daiichi) of compounds having the same structure as Custom Compounds or products containing such compounds or any compound based upon or derived therefrom, except to the extent that such claims or suits result from (i) the manufacture, use, or sale by Daiichi and its Affiliates, sublicensees, distributors and agents of Custom Compounds, Program Compound or products containing Program Compound or compounds that are based upon or derived from a Custom Compound or Program Compound, or
(ii) negligence or willful misconduct of or breach of this Agreement by any of the Daiichi Indemnitees. Upon the assertion of any such claim or suit, the Daiichi Indemnitees shall promptly notify Axys thereof, and Axys shall appoint counsel reasonably acceptable to the Daiichi Indemnitees to represent the Daiichi Indemnitees with respect to any claim or suit for which indemnification is sought, provided that Axys shall have sole control over the defense and settlement of such claim or suit. Daiichi may nevertheless retain co-counsel at its own expense. As a condition to obtaining indemnification hereunder, the Daiichi Indemnitees shall not settle or attempt to settle or defend or attempt to defend any such claim or suit without the prior written consent of Axys, unless they shall have first waived their rights to indemnification hereunder; provided that the foregoing shall in no way limit Daiichi's right to challenge or defend against a claim (whether by Axys or any third party) that the claim or suit that is the subject of a claim for indemnification by Daiichi hereunder results from negligence or willful misconduct of or breach of the Agreement by any of the Daiichi Indemnitees.

10.   TERMINATION AND EXPIRATION

      10.1 TERM AND TERMINATION. This Agreement shall commence upon the Effective Date and, unless earlier terminated as provided herein, shall expire on the latest to occur of the following: (i) the third anniversary of the Effective Date, (ii) the completion of delivery of the Libraries to Daiichi under Article 2, (iii) completion of transfer to Daiichi of the Axys Technology under Article 3 or (iv) the completion of the training program under Articles 3 and 5. Sections 2.5, 3.3 and 3.4 shall survive such expiration, subject to compliance by Daiichi, its Affiliates and any permitted sublicensees with all limitations on the practice of such rights set forth in Sections 2.5, 3.5, 3.6 and Article 8.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             13.

      10.2  TERMINATION UPON MATERIAL BREACH.

            (a) Failure by a Party to comply with any of its material obligations contained herein shall entitle the Party not in default to give to the Party in default notice specifying the nature of the default, requiring it to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. If such default is not cured within [ * ] after the date of such notice (or, if such default cannot be cured within such [ * ], if the Party in default does not commence and diligently continue actions to cure such default), the Party not in default shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement; provided, however, that such right to terminate shall be stayed in the event that, during such [ * ], the Party alleged to have been in default shall have initiated dispute resolution proceedings in accordance with Section
11.11 with respect to the alleged default, which stay shall last so long as the initiating Party diligently and in good faith pursues the prompt resolution of such proceedings.

            (b) The right of a Party to terminate this Agreement, as provided above, shall not be affected in any way by its waiver or failure to take action with respect to any prior default. A Party may waive its right to terminate this Agreement with respect to a particular default, provided that any such waiver shall not constitute a waiver of, and such Party shall retain all rights to pursue, any and all other remedies it may have at law or in equity of such default by the other Party.

      10.3  CONSEQUENCES OF TERMINATION.

            (a)   Upon termination of this Agreement by Daiichi pursuant to
Section 10.2 for the uncured material breach of Axys, then: (i) Section 2.5 shall survive termination for physical samples of the Custom Compounds delivered and paid for by Daiichi, subject to compliance by Daiichi (and any permitted Affiliates) with the limitations set forth in Sections 2.5 and 3.6; (ii) the rights granted under Sections 3.3 and 3.4 shall survive termination, subject to compliance by Daiichi and its Affiliates with all limitations on the practice of such rights set forth in Sections 3.5 and 3.6; (iii) Axys shall promptly return all Confidential Information of Daiichi in its possession; and (iv) all obligations and rights of Axys to provide additional physical samples of the Custom Compounds shall terminate.

            (b)   Upon termination of this Agreement by Axys pursuant to Section
10.2 for the uncured material breach of Daiichi, then: (i) all rights granted to Daiichi under this Agreement shall terminate, except that Sections 2.5 and 3.3 shall survive solely with respect to those physical samples of the Custom Compounds and the Protocols already paid for by Daiichi and for which Daiichi (and any permitted Affiliates) has complied and continues to fully comply with the limitations set forth in Sections 2.5 and 3.6; (ii) with respect to any physical sample of a Custom Compound not covered by subsection (i) above, Daiichi shall return all existing physical samples of such Custom Compound and Daiichi may not further use such compounds; (iii) all obligations of Axys to provide additional physical samples of the Custom Compounds shall terminate;
(iv) Daiichi shall promptly return to Axys or destroy all copies of Confidential Information of Axys, including without limitation all Software Programs; and (v) all obligations of Axys to provide additional Axys Technology shall terminate.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             14.

      10.4  ACCRUED RIGHTS; SURVIVING OBLIGATIONS.

            (a) Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

            (b)   Without limiting the foregoing, Sections 2.6, 7.1, 7.2, 7.3,
7.4 and 7.5 and Articles 1, 8, 9 and 10 of this Agreement shall survive the expiration or termination of this Agreement for the following periods of time:
Sections 7.2, 7.4 and 7.5 and Article 8 shall survive for [ * ] after the effective date of expiration or termination, and all other Sections and Articles referred to in this subsection (b) shall survive indefinitely.

11.   MISCELLANEOUS PROVISIONS

      11.1 RELATIONSHIP OF THE PARTIES. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency or employer-employee relationship between the Parties. Neither Party shall incur any debts or make any commitments for the other.

      11.2 ASSIGNMENTS. Except as expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by a Party without the prior written consent of the other; provided, however, that a Party may assign this Agreement to any Affiliate or to any successor in interest by way of merger, acquisition or sale of all or substantially all of its assets in a manner such that the assignee shall be liable and responsible for the performance and observance of all such Party's duties and obligations hereunder, but provided that if such assignee is an Affiliate of the assigning Party, such Party shall guarantee the performance by such Affiliate of all its obligations under this Agreement. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 11.2 shall be void.

      11.3  DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTIES SET FORTH IN
SECTION 11.4, AXYS DOES NOT GRANT, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS. DAIICHI ACKNOWLEDGES THAT THE SOFTWARE PROGRAMS ARE SUPPLIED HEREUNDER ON AN "AS IS" BASIS. AXYS DOES NOT WARRANT, AND HEREBY DISCLAIMS ANY WARRANTY, THAT ANY SOFTWARE PROGRAM OR ANY SOFTWARE PROGRAM GENERATED FROM THE SOURCE CODE WILL MEET DAIICHI'S SPECIFIC NEEDS OR THAT DAIICHI'S USE OF SUCH PROGRAMS WILL BE UNINTERRUPTED OR ERROR-FREE. AXYS EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS, IMPLIED OR STATUTORY WARRANTIES RELATIVE TO THE SOFTWARE PROGRAMS INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             15.

      11.4  REPRESENTATIONS AND WARRANTIES.

            (a) Each Party represents and warrants to the other Party that, as of the date of this Agreement:

                  (i) such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

                  (ii) such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

                  (iii) this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance. All consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such Party in connection with this Agreement have been obtained; and

                  (iv) such Party has obtained written confidentiality agreements from each of its employees and consultants who have access to the Confidential Information of the other Party hereunder, whether in the form of general confidentiality agreements from the employees obtained at the time of commencement of such employees' employment by such Party or otherwise, which agreements obligate such persons to maintain as confidential all confidential information obtained by such Party in confidence from a third party.

            (b) Axys represents and warrants to Daiichi that as of the date of this Agreement:

                  (i) it has the full right, power and authority to enter into this Agreement and to grant the right and licenses granted under Articles 2 and 3 and Section 7.3 hereof;

                  (ii) the execution, delivery and performance of this Agreement by Axys does not constitute a material breach under, and is not precluded by the terms of, any agreement to which Axys is a party or by which Axys is bound; and

                  (iii) [ * ].

            (c) Daiichi represents and warrants to Axys that as of the date of this Agreement:

                  (i) it has the full right, power and authority to enter into this Agreement; and


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             16.

                  (ii) the execution, delivery and performance of this Agreement by Daiichi does not constitute a material breach under, and is not precluded by the terms of, any agreement to which Daiichi is a party or by which Daiichi is bound.

      11.5 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

      11.6 FORCE MAJEURE. The failure of a Party to perform any obligation under this Agreement by reason of acts of God, acts of governments, riots, wars, strikes, accidents or deficiencies in materials or transportation or other causes of any nature (whether similar or dissimilar) beyond its control for the duration thereof and for [ * ] thereafter shall not be deemed to be a breach of this Agreement.

      11.7 NO TRADEMARK RIGHTS. No right, express or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or trademark of a Party in connection with the performance of this Agreement.

      11.8 ENTIRE AGREEMENT OF THE PARTIES; AMENDMENTS. This Agreement constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

      11.9 CAPTIONS. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

      11.10 APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the [ * ] applicable to contracts entered into and to be performed wholly within the [ * ] excluding conflict of laws principles. This Agreement is made and shall be interpreted solely in English, and all proceedings to enforce this Agreement shall be in English.

      11.11 DISPUTES. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the Parties hereunder, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the Chief Executive Officer of Axys and the Board Director (Basic Technology Research Laboratory and New Product Research Laboratory) of Daiichi or another Daiichi designee of similar management level for discussion and resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within [ * ] after such notice such representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve such dispute within [ * ] of their first meeting of such negotiations, either Party may seek to have such dispute resolved by mediation or arbitration conducted in the [ * ] in accordance with, [ * ]. It is


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             17.

understood and agreed by the Parties that, on showing of good cause, each Party shall be entitled to such discovery as may be permitted by the arbitrator. Each Party hereby consents to jurisdiction, for the foregoing purposes of enforcing any award rendered by the arbitrator, in the [ * ]. Notwithstanding the foregoing, all disputes relating to the validity, scope or enforceability of any patent shall be submitted for resolution to a court of competent jurisdiction. In any arbitration proceeding, the prevailing Party shall be entitled to recover attorneys' fees and costs.

      11.12 NOTICES AND DELIVERIES. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by telecopier (receipt verified) or five (5) days after it was sent by express courier service (signature required) or registered letter, return receipt requested (or its equivalent), to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties.

      If to Daiichi, addressed to:

                  Daiichi Pharmaceutical Co., Ltd.
                  16-13, Kitakasai 1-Chome
                  Edogawa-ku, Tokyo 134-8630  Japan
                  Telecopier:  +81-3-5696-8336
                  Attn:  General Manager, Basic Technology Research Laboratory

      If to Axys, addressed to:

                  Axys Advanced Technologies, Inc.
                  180 Kimball Way
                  South San Francisco, CA  USA   94080
                  Telecopier:  +1 (650) 829-1067
                  Attn:    Chief Executive Officer

      with a copy to:

                  Axys Pharmaceuticals, Inc.
                  180 Kimball Way
                  South San Francisco, CA  USA   94080
                  Telecopier:  +1 (650) 829-1067
                  Attn:    General Counsel

      11.13 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, including, but not limited to, loss of profits or revenue, or claims of customers of any of them or other third parties for such or other damages, but excluding from the foregoing liabilities arising from breach of the limitations in Sections 2.5, 3.4, 3.5,
3.6 or Article 8.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             18.

      11.14 WAIVER. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

      11.15 COMPLIANCE WITH LAW. Nothing in this Agreement shall be deemed to permit a Party to export, reexport or otherwise transfer any physical sample of the Custom Compound or any Confidential Information of Axys provided under this Agreement without compliance with all applicable laws.

      11.16 SEVERABILITY. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      11.17 COUNTERPARTS. This Agreement may be executed in two counterparts, each containing the signature of one Party. Each counterpart shall be deemed an original, and both counterparts together shall constitute one and the same agreement.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             19.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.

                                 DAIICHI PHARMACEUTICAL CO., LTD.


                                 By:      /s/ Kiyoshi Morita
                                    --------------------------------------------

                                 Name:    Kiyoshi Morita
                                      ------------------------------------------

                                 Title:  President
                                       -----------------------------------------


                                 AXYS ADVANCED TECHNOLOGIES, INC.


                                 By:      /s/ Frederick J. Ruegsegger
                                    --------------------------------------------

                                 Name:      Frederick J. Ruegsegger
                                      ------------------------------------------

                                 Title:  Chief Financial Officer
                                       -----------------------------------------

[ * ].

                                 WITNESS:


                                 AXYS PHARMACEUTICALS, INC.

                                 By:      /s/ William J. Newell
                                    --------------------------------------------

                                 Name:  William J. Newell
                                      ------------------------------------------

                                 Title:  Senior Vice President/General Counsel
                                       -----------------------------------------




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      20.

                                    EXHIBIT A

                               METHODS OF ANALYSIS


                                      [ * ]




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             21.

                                    EXHIBIT B

                          CHARACTERISTICS OF LIBRARIES



                                      [ * ]




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             22.

                                    EXHIBIT C

                                SOFTWARE PROGRAMS


                                      [ * ]




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             23.

                                    EXHIBIT D




                                      [ * ]




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             24.

                                    EXHIBIT E

                          TECHNOLOGY COMMITTEE MEMBERS

Axys Representatives:

[*]

[*]



Daiichi Representatives:

[*]

[*]





[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                             25.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      26.